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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  MARCH 1, 2000

                        CONDOR TECHNOLOGY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                     0-23635                 54-1814931
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation)                      File Number)          Identification No.)



170 JENNIFER ROAD, SUITE 325
ANNAPOLIS, MARYLAND                                              21401
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (410) 266-8700

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     The Registrant entered into a Fifth Amendment Agreement (the "Fifth Amendment") by and among First Union National Bank, as Collateral Agent, Administrative Agent and Issuing Lender ("Lender"), and other members of the Lender Group, modifying the Credit Agreement dated as of April 16, 1999, and extending a forbearance through February 28, 2001.

     Under the terms of the Fifth Amendment, the Registrant's credit facility has been reduced to about $49.8 million and the Registrant will be required to pay certain fees. By the end of the period of forbearance, the Registrant is required to restructure the credit facility.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

               Exhibit 10.1 Fifth Amendment Agreement dated as of March 1, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONDOR TECHNOLOGY SOLUTIONS, INC.

Date: March 10, 2000              By: /S/  W. M. ROBBINS
                                      ------------------------------
                                      W. M. Robbins
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBITS

10.1     Fifth Amendment Agreement dated as of March 1, 2000.